                                                                   EXHIBIT 99.01


                              SUBJECT TO REVISION
                   SERIES TERM SHEET, DATED FEBRUARY 11, 2002

                  American Express Credit Account Master Trust
                                     Issuer

                        American Express Centurion Bank
             American Express Receivables Financing Corporation II
                                  Transferors

             American Express Travel Related Services Company, Inc.
                                    Servicer

                                 SERIES 2002-1

          $759,000,000 Class A Floating Rate Asset Backed Certificates $73,600,000 Class B Floating Rate Asset Backed Certificates

         THE SERIES 2002-1 CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRANSFERORS OR ANY AFFILIATE THEREOF. NONE OF THE SERIES 2002-1 CERTIFICATES, THE UNDERLYING ACCOUNTS OR THE RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE SERIES 2002-1 CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE SERIES 2002-1 CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY, LIMITED IN NATURE AND SUBJECT TO COMPLETION OR AMENDMENT AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SERIES 2002-1 CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.


                    Underwriters of the Class A Certificates
JPMorgan
       Banc of America Securities LLC
                        Banc One Capital Markets, Inc.
                                Deutsche Banc Alex. Brown
                                       Loop Capital Markets, LLC
                                              Utendahl Capital Partners, L.P.

                     Underwriter of the Class B Certificates
                                    JPMorgan

                             SUMMARY OF SERIES TERMS

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 2002-1 Supplement to the Pooling and Servicing Agreement. The information below addresses only certain limited aspects of the Series 2002-1 Certificates and their investment characteristics and does not purport to provide a complete description of such Series 2002-1 Certificates.


Issuer................................      American Express Credit Account
                                            Master Trust.

Title of Securities...................      Class A Floating Rate Asset Backed
                                            Certificates, Series 2002-1. Class B
                                            Floating Rate Asset Backed
                                            Certificates, Series 2002-1.

Initial Invested Amount...............      $920,000,000.

Class A Initial Invested Amount.......      $759,000,000.

Class B Initial Invested Amount.......      $73,600,000.

Collateral Initial Invested Amount....      $87,400,000.

Class A Certificate Rate..............      One-month LIBOR plus __% per annum.

Class B Certificate Rate..............      One-month LIBOR plus __% per annum.

Distribution Dates....................      The fifteenth day of each month
                                            (or, if that day is not a business
                                            day, the next business day); the
                                            first distribution date is March 15,
                                            2002.

Expected Final Payment Date...........      The February 2007 distribution date.

Controlled Accumulation Amount........      For each distribution date
                                            with respect to the controlled
                                            accumulation period, $69,383,333.34.
                                            However, if the beginning of the
                                            controlled accumulation period is
                                            delayed, the controlled accumulation
                                            amount would be greater. The
                                            controlled accumulation period is
                                            scheduled to commence at the close
                                            of business on the last day of the
                                            January 2006 monthly period.


Series Issuance Date..................     February __, 2002.

Series Termination Date...............     The September 2009 distribution date.

Group.................................     Group II.

                          SUMMARY OF SERIES PROVISIONS


THE TRUST

The certificates will be issued by the American Express Credit Account Master Trust. The trust is a master trust and its trustee is The Bank of New York.


THE TRANSFERORS AND THE SERVICER

American Express Centurion Bank and American Express Receivables Financing Corporation II are the transferors of the receivables to the trust and American Express Travel Related Services Company, Inc. is the servicer of the receivables.


OFFERED SECURITIES

American Express Credit Account Master Trust is offering:

$759,000,000 of Class A Certificates; and

$73,600,000 of Class B Certificates.

In this document, references to Series 2002-1 Certificates include both Class A and Class B Certificates.

Beneficial interests in the Series 2002-1 Certificates may be purchased in minimum denominations of $1,000 and integral multiples of $1,000.

The Series 2002-1 Certificates are expected to be issued on February __, 2002.

Distribution Dates

The distribution dates for the Series 2002-1 Certificates will commence March 15, 2002 and, after that, will be the 15th day of each month, if the 15th day is a business day and, if not, the following business day.

Interest

Interest on the Series 2002-1 Certificates will be paid on each distribution date. The Series 2002-1 Certificates will accrue interest for each interest period at the Class A certificate rate and the Class B certificate rate, as applicable, set on the related LIBOR determination date.

Interest accrued during each interest period will be due on each distribution date. Interest accrued on the Series 2002-1 Certificates will be calculated on the basis of the actual number of days in the related interest period divided by
360. Any interest due but not paid on a distribution date will be payable on the next distribution date together with additional interest at, as applicable, the Class A certificate rate or the Class B certificate rate plus 2% per annum.

o Each "interest period" begins on and includes a distribution date and ends on and excludes the next distribution date. However, the first interest period will begin on and include February __, 2002, which is the Series 2002-1 closing date, and end on and exclude March 15, 2002, the first distribution date.

o LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Bridge Market Telerate Page 3750 (or similar replacement page) as of 11:00 a.m. London time, on the related LIBOR determination date.

o    "LIBOR determination dates" are:

     o February __, 2002, for the period beginning on and including February __, 2002 and ending on and excluding March 15, 2002; and

     o the second London business day prior to the first day of each interest period, for each interest period following the first interest period.


Principal

Principal on the Series 2002-1 Certificates is expected to be paid on the February 2007 distribution date. However, certain circumstances could cause principal to be paid earlier or later, or in reduced amounts. There is no penalty for early or late payment of principal. If certain adverse events known as pay-out events occur, principal may be paid earlier than expected. If collections of the credit card receivables are less than expected or are collected more slowly than expected, then principal payments may be delayed. No principal will be paid on the Class B Certificates until the Class A Certificates are paid in full. The final payment of principal and interest on the Series 2002-1 Certificates will be made no later than the September 2009 distribution date.

THE COLLATERAL INTEREST

The trust is also issuing an interest in the assets of the trust that is subordinated to the Series 2002-1 Certificates called the collateral interest.

The initial size of the collateral interest is $87,400,000 representing 9.5% of the initial aggregate principal amount of the Series 2002-1 Certificates and the collateral interest. The holder of the collateral interest will have voting and certain other rights as if the collateral interest were a subordinated class of Series 2002-1 Certificates.

The collateral interest is not being offered through the prospectus supplement and accompanying prospectus.

CREDIT ENHANCEMENT

Credit enhancement for the Series 2002-1 Certificates is for the benefit of Series 2002-1 only, and you are not entitled to the benefits of any credit enhancement available to other series of certificates issued by the trust.

Subordination of the Class B Certificates provides credit enhancement for the Class A Certificates. Subordination of the collateral interest provides credit enhancement for both the Class A Certificates and the Class B Certificates. The collateral invested amount and the Class B invested amount must be reduced to zero before the Class A invested amount will suffer any loss of principal or interest. The collateral invested amount must be reduced to zero before the Class B invested amount will suffer any loss of principal or interest.

OTHER INTERESTS IN THE TRUST

Other Series of Certificates

The trust has issued other series of certificates and expects to issue additional series of certificates. When issued by the trust, the certificates of each of those series also represent an interest in the assets of the trust. The trust may issue additional series with terms that may be different from any other series without the prior review or consent of any certificateholders. The material terms of the previously issued and outstanding series of certificates are described in Annex I hereto.

The Transferor Certificates

The interest in the trust not represented by the Series 2002-1 Certificates, the collateral interest and the other interests issued by the trust is the transferors' interest and is represented by the transferor certificates. The transferors' interest does not provide credit enhancement for your series or any other series.

THE RECEIVABLES

The primary assets of the trust are receivables in designated consumer American Express(R)* credit card, Optima(R)* Line of Credit and Sign &
Travel(R)*/Extended Payment Option revolving credit accounts and, in the future, may include other charge or credit accounts or products. The receivables consist of principal receivables and finance charge receivables.

COLLECTIONS BY THE SERVICER

The servicer will collect payments on the receivables, will deposit those collections in an account and will keep track of those collections that are finance charge receivables and those that are principal receivables.

----------
* American Express(R), Optima(R), and Sign & Travel(R) are federally registered servicemarks of American Express Company and its affiliates.

ALLOCATIONS TO YOU AND YOUR SERIES

Each month, the Servicer will allocate collections of finance charge receivables, collections of principal receivables and the amount of receivables that are not collected and are written off as uncollectible, called the defaulted amount. Set forth below, is a brief description of how these finance charge collections, principal collections and defaulted amounts are allocated to you and your series, addressed in four steps. Allocations of finance charge collections involve each of Steps 1, 2, 3 and 4. However, allocations of principal collections and the defaulted amount involve only Steps 1, 2 and 4.

The following discussion is a simplified description of certain allocation provisions and is qualified by the full descriptions of these provisions in the Series 2002-1 prospectus supplement and the accompanying prospectus.

Step 1:  Allocations Among Series

Finance Charge Collections, Principal Collections and Defaulted Amount: Each month, the servicer will allocate finance charge collections, principal collections and the defaulted amount among:

     o your series, based on the size of its invested amount (initially $920,000,000); and

     o other outstanding series, based on the sizes of their respective invested amounts.

Step 2: Allocations Within Your Series

Finance Charge Collections, Principal Collections and Defaulted Amount: Finance charge collections, principal collections and the defaulted amount that are allocated to your series in Step 1 will then be further allocated, based on varying percentages, between:

     o the Series 2002-1 Certificates and the collateral interest, based on the size of the invested amount of your series; and

     o the transferors' interest, which will receive the remainder of these finance charge collections, principal collections and defaulted amounts.

Step 3: Reallocations Among Series in Group II

Finance Charge Collections: Collections of finance charge receivables allocated to the Series 2002-1 Certificates and the collateral interest in Step 2 will then be combined with the collections of finance charge receivables allocated to any other series in Group II. These collections will then be reallocated among the series in Group II (including your series) based upon the relative size of the required payments to each series in Group II as compared to the total required payments of all series in Group II.

Step 4: Final Allocations Among Class A, Class B and the Collateral Interest

Finance Charge Collections, Principal Collections and Defaulted Amount: The finance charge collections reallocated to your series in Step 3, together with the principal collections and defaulted amount allocated to your series in Step 2, will then be further allocated, based on varying percentages, among:

     o the Class A Certificates, based on the Class A invested amount (initially $759,000,000);

     o the Class B Certificates, based on the Class B invested amount (initially $73,600,000); and

     o the collateral interest, based on the collateral invested amount (initially $87,400,000).

The Series 2002-1 Certificates will be the sixteenth series issued by the trust in Group II. Any issuance of a new series in Group II may reduce or increase the amount of finance charge collections allocated to the Series 2002-1 Certificates.

You are entitled to receive payments of interest and principal based upon allocations to your series. The invested amount, which is the primary basis for allocations to your series, is the sum of (a) the Class A invested amount, (b) the Class B invested amount and (c) the collateral invested amount. The Class A invested amount, the Class B invested amount and the collateral invested amount will initially equal the outstanding principal amount of the Class A Certificates, the Class B Certificates and the collateral interest. The invested amount of a series or class will decline as a result of principal payments and may decline if receivables are written off or for other reasons. If the invested amount for your series or class declines, amounts allocated and available for payment to you may be reduced.

APPLICATIONS OF COLLECTIONS

Finance Charge Collections

Collections of finance charge receivables allocated to the Class A Certificates will be used to pay interest due to Class A and, under certain circumstances, Class A's portion of the servicing fee due to the servicer and to cover Class A's portion of receivables that are written off as uncollectible. Any remaining amount will become excess spread and be applied as described below.

Collections of finance charge receivables allocated to the Class B Certificates will be used to pay interest due to Class B and, under certain circumstances, Class B's portion of the servicing fee due to the servicer. Any remaining amount will become excess spread and be applied as described below.

Collections of finance charge receivables allocated to the collateral interest will be used, under certain circumstances, to pay the collateral interest's portion of the servicing fee due to the servicer. Any remaining amount will become excess spread and be applied as described below.

Excess Spread

Each month the excess spread will be used in the following order of priority:

     o    first to make up deficiencies to Class A;

     o    then to make up deficiencies to Class B;

     o then to pay interest on the collateral interest and to make up deficiencies to the collateral interest;

     o    then to make up deficiencies that are owed to the servicer;

     o then to make up for reductions of the collateral invested amount if it is below its minimum required amount;

     o then to fund, if necessary, a reserve account maintained to cover certain interest payment shortfalls, if any;

     o then to pay any other amounts owing to the provider of the collateral interest; and

     o finally to other series or to the holders of the transferor certificates.

Principal Collections

Your series' share of principal collections will be applied each month as follows:

Collections of principal receivables allocated to the collateral interest and the Class B Certificates may be reallocated, if necessary, to make payments due on the Class A Certificates that have not been paid by either the Class A's share of collections of finance charge receivables or excess finance charge collections. If required Class A amounts are satisfied, the collateral interest also provides the same type of protection to the Class B Certificates.

Collections of principal receivables allocated to your series and not used as described in the preceding paragraph are combined with shared principal collections from other series, to the extent necessary and available, and treated as "available principal collections".

Available principal collections may be paid, or accumulated and then paid, to you as payments of principal. The amount, priority and timing of your principal payments, if any, depend on whether your series is in the revolving period, the controlled accumulation period or the early amortization period.

During the revolving period, no principal will be paid to you or accumulated in a trust account.

During the controlled accumulation period, principal collections will be deposited in a trust account, up to a controlled amount, to pay first the Class A invested amount, then to pay the Class B invested amount and then to pay the collateral invested amount on their expected final payment date.

During the early amortization period, principal collections will be used to pay first the Class A invested amount, then to pay the Class B invested amount and then to pay the collateral invested amount.

As available principal collections are accumulated for the Class A Certificates and the Class B Certificates during the controlled accumulation period, the minimum required credit enhancement (i.e., the collateral interest) will decrease and the available principal collections will be paid to the holder of the collateral interest to the extent of this decrease.

Collections of principal receivables allocated to your series and not used as described above may be paid to other series, to the extent necessary, or to the holders of the transferor certificates.


PAY-OUT EVENTS

Certain adverse events called pay-out events might lead to the start of an early amortization period. A pay-out event for your series will include the following events:


     o any transferor does not make any required payment or deposit within five business days of the date such payment or deposit is due;

     o any transferor materially violates any other obligation or agreement causing you to be adversely affected, if (a) the transferor does not remedy the violation within 60 days after it has received written notice and (b) you continue to be materially and adversely affected for the 60-day period;

     o any transferor provides certain representations, warranties or other information which were materially incorrect at the time they were provided causing you to be adversely affected, if (a) they continue to be materially incorrect 60 days after the transferor has received written notice and (b) you continue to be materially and adversely affected for the 60-day period;

     o a transferor fails to transfer additional assets to the trust within five business days after the date required;

     o certain defaults by the servicer that have a material adverse effect on you;

     o the net yield on the trust portfolio allocated to Series 2002-1 averaged over three consecutive months is less than the weighted average interest rate for Series 2002-1, calculated by taking into account the interest rate on Class A, Class B and the collateral interest, plus the servicing fee for Series 2002-1;

     o    you are not paid in full on the expected final payment date;

     o any transferor is unable to transfer receivables to the trust as required under the pooling and servicing agreement;

     o certain events of insolvency or receivership relating to a transferor or other holder of the original transferor certificate; or

     o the trust becomes an "investment company" under the Investment Company Act of 1940.


REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS

Collections of finance charge receivables to be allocated to the investor certificates of each series in Group II will be combined and will be available for certain required payments to all series in Group II. These amounts will be reallocated pro rata, based on the size of the required payment for each of the series in Group II as compared with the total required payments for all of the series in Group II.


SHARED PRINCIPAL COLLECTIONS

This series will be included in a group of series designated as "principal sharing series." To the extent that collections of principal receivables allocated to this series are not needed to make payments or deposits to a trust account for the benefit of your series, these collections will be applied to cover principal payments for other principal sharing series, if any. Any reallocation for this purpose will not reduce the invested amount for your series. In addition, you may receive the benefits of collections of principal receivables and certain other amounts allocated to other principal sharing series designated to share collections of principal receivables with your series. However, there can be no assurance that the trust will issue additional principal sharing series designated to share collections of principal receivables with your series.

EXCESS FINANCE CHARGE COLLECTIONS

This series will be included in a group of series designated as "excess allocation series." To the extent that collections of finance charge receivables allocable to this series exceed the amount necessary to make required payments for this series payable from collections of finance charge receivables, such excess collections may be applied to cover shortfalls of collections of finance charge receivables allocable to other excess allocation series. In addition, you may receive the benefits of collections of finance charge receivables allocated to other excess allocation series designated to share collections of finance charge receivables with your series. However, there can be no assurance that the trust will issue additional excess allocation series designated to share collections of finance charge receivables with your series.

OPTIONAL REPURCHASE

The transferors have the option to repurchase your Series 2002-1 Certificates when the invested amount for your series has been reduced to 5% or less of the initial invested amount for your series.

REGISTRATION

The Series 2002-1 Certificates will be registered in the name of Cede & Co., as the nominee of The Depository Trust Company. You will not receive a definitive certificate representing your interest, except in limited circumstances.

You may elect to hold your Series 2002-1 Certificates through DTC, in the United States, or Clearstream or the Euroclear System in Europe.

We expect that the Series 2002-1 Certificates will be delivered in book-entry form through the facilities of DTC, Clearstream and Euroclear on or about February __, 2002.

TAX STATUS

Subject to important considerations described in the Prospectus, Orrick, Herrington & Sutcliffe LLP, as special tax counsel to the transferors, is of the opinion that under existing law your Series 2002-1 Certificates will be characterized as debt for federal income tax purposes and the trust will not be taxable as a corporation for such purposes.

ERISA CONSIDERATIONS

Subject to important considerations described in the prospectus supplement and prospectus, the Class A Certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

The Class B Certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, other than insurance companies investing assets of their general accounts.

CERTIFICATE RATINGS

At issuance, the Class A Certificates will be rated in the highest rating category by at least one nationally recognized rating organization and the Class B Certificates will be rated in one of the three highest rating categories by at least one nationally recognized rating organization.

EXCHANGE LISTING

An application has been made to list the Series 2002-1 Certificates on the Luxembourg Stock Exchange. We cannot guarantee that the application for the listing will be accepted. You should consult with Deutsche Bank Luxembourg S.A., the Luxembourg listing agent, for the Series 2002-1 Certificates, Boulevard Konrad Adenauer 2, Luxembourg, phone number 352-4212-2643, to determine whether or not the Series 2002-1 Certificates are listed on the Luxembourg Stock Exchange.

                               THE TOTAL PORTFOLIO

General

         The primary assets of the trust (the "Trust Portfolio") are receivables (the "Receivables") generated from time to time in a portfolio of designated American Express credit card (whether branded Optima Card or otherwise), Optima Line of Credit and Sign & Travel/Extended Payment Option consumer revolving credit accounts and, in the future, may include other charge or credit accounts or products (collectively, the "Accounts").

         The Accounts were selected from the total portfolio of consumer American Express credit card, Optima Line of Credit and Sign & Travel/Extended Payment Option accounts owned by Centurion (the "Total Portfolio") based upon the eligibility criteria specified in the Pooling and Servicing Agreement applied with respect to the Accounts as of their selection date. Set forth below is certain information with respect to the Total Portfolio. The Total Portfolio's yield, loss, delinquency and payment rate is comprised of segments which may, when taken individually, have yield, loss, delinquency and payment rate characteristics different from those of the overall Total Portfolio of credit card accounts. As of December 31, 2001, the Receivables in the Trust Portfolio (adjusted to reflect the additional Receivables that were conveyed to the trust on January 25, 2002, as if such Receivables were assets of the Trust Portfolio on December 31, 2001) represented approximately 75% of the Total Portfolio. Because the Trust Portfolio is only a portion of the Total Portfolio, actual yield, loss, delinquency and payment rate experience with respect to the Receivables has been and, in the future, may be different from that set forth below for the Total Portfolio. There can be no assurance that the yield, loss, delinquency and payment rate experience relating to the Receivables in the Trust Portfolio will be comparable to the historical experience relating to the receivables in the Total Portfolio set forth below.

Loss and Delinquency Experience

         The following tables set forth the loss and delinquency experience for the Total Portfolio for each of the periods shown.

                     Loss Experience of the Total Portfolio
                             (Dollars in Thousands)

                                                                Year Ended December 31,
                                     ----------------------------------------------------------------------------
                                          2001            2000            1999            1998            1997
                                     ------------    ------------    ------------    ------------    ------------
Average Receivables Outstanding (1)  $ 24,312,940    $ 21,743,575    $ 16,188,623    $ 13,696,794    $ 12,693,412

Total Gross Charge-Offs (2)             1,430,243       1,059,267         948,192         971,091         888,010
Total Recoveries                          155,180         129,445         128,362         118,332         111,577
                                     ------------    ------------    ------------    ------------    ------------
Total Net Charge-Offs (3)            $  1,275,063    $    929,822    $    819,830    $    852,759    $    776,433
                                     ============    ============    ============    ============    ============

Total Net Charge-Offs as a
  Percentage of Average
  Receivables Outstanding                    5.24%           4.28%           5.06%           6.23%           6.12%

---------------
(1) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.

(2) Total Gross Charge-Offs for each indicated period include charge-offs of principal, finance charges and certain fees for such period.

(3) Total Net Charge-Offs for each indicated period is equal to Total Gross Charge-Offs for such period, net of recoveries during such period.

    Average Receivables Delinquent as a Percentage of the Total Portfolio (1)
                             (Dollars in Thousands)

                                                        Year Ended December 31,
                       --------------------------------------------------------------------------------------------
                                  2001                             2000                          1999
                       ------------------------------   ----------------------------  -----------------------------
                                      Percentage of                  Percentage of                  Percentage of
                                      Average                        Average                        Average
                          Dollar      Receivables       Dollar       Receivables      Dollar        Receivables
                          Amount      Outstanding (2)   Amount       Outstanding (2)  Amount        Outstanding (2)
                          ------      ---------------   ------       ---------------  ------        ---------------
Average
  Receivables
  Outstanding (3)      $24,312,940         100.00%      $21,743,575         100.00%   $16,188,623         100.00%

Average
  Receivables
  Delinquent:

31 to 60 Days ...      $   310,657           1.28%      $   258,514           1.19%   $   219,678           1.36%
61 to 90 Days ...          165,490           0.68           126,472           0.58        110,170           0.68
91 Days or More .          238,437           0.98           170,182           0.78        142,603           0.88
                       -----------       --------       -----------      ---------    -----------       --------
     Total ......      $   714,585           2.94%      $   555,168           2.55%   $   472,451           2.92%
                       ===========       ========       ===========      =========    ===========       ========


                                             Year Ended December 31,
                       -----------------------------------------------------------------
                                    1998                               1997
                       --------------------------------    -----------------------------
                                          Percentage of                  Percentage of
                                          Average                        Average
                       Dollar             Receivables        Dollar      Receivables
                       Amount             Outstanding (2)    Amount      Outstanding (2)
                       ------             --------------     ------      ---------------
Average
  Receivables
  Outstanding (3)      $13,696,794      100.00%            $12,693,412         100.00%

Average
  Receivables
  Delinquent:

31 to 60 Days ...      $   216,515        1.58%            $   220,796           1.74%
61 to 90 Days ...          108,157        0.79                 105,283           0.83
91 Days or More .          142,760        1.04                 136,430           1.07
                       -----------   ---------             -----------      ---------
     Total ......      $   467,433        3.41%            $   462,509           3.64%
                       ===========   =========             ===========      =========

------------
(1) Average Receivables Delinquent for each indicated period is calculated as the average of month-end delinquent amounts for such period.

(2) The resulting percentages are the result of dividing the Average Receivables Delinquent for the indicated period by the Average Receivables Outstanding for such period.

(3) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.

Revenue Experience

         The revenues for the Total Portfolio from finance charges and fees billed to account holders are set forth in the following table for each of the periods shown.

         The historical revenue figures in the tables include interest on purchases and cash advances and fees accrued during the cycle. Cash collections on the receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of finance charges and fees may exceed cash payments as amounts collected on receivables lag behind amounts billed to account holders. Conversely, as delinquencies decrease, cash payments may exceed billings of finance charges and fees as amounts collected in a current period may include amounts billed during prior periods. Revenues from finance charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic finance charges on the receivables, the amount of fees paid by account holders, the percentage of account holders who pay off their balances in full each month and do not incur periodic finance charges on purchases and changes in the level of delinquencies on the receivables.

                    Revenue Experience of the Total Portfolio
                             (Dollars in Thousands)

                                                                            Year Ended December 31,
                                            ---------------------------------------------------------------------------------------
                                                2001               2000               1999               1998               1997
                                            -----------        -----------        -----------        -----------        -----------
Average Receivables                         $24,312,940        $21,743,575        $16,188,623        $13,696,794        $12,693,412
  Outstanding (1)
Total Finance Charges                         3,528,958          3,283,319          2,501,139          2,223,302          2,007,506
  and Fees Billed (2)
Total Finance Charges and
  Fees Billed as a                                14.51%             15.10%             15.45%             16.23%             15.82%
  Percentage of Average
  Receivables Outstanding

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(1) Average Receivables Outstanding for each indicated period is calculated as the average of the month-end receivables balances for such period.

(2) Total Finance Charges and Fees Billed are comprised of periodic finance charges, cash advance fees, annual membership fees and certain other fees.

         The revenues for the Total Portfolio shown in the table above are related to finance charges, together with certain fees, billed to holders of the accounts. The revenues related to finance charges depend in part upon the collective preference of account holders to use their accounts as revolving credit facilities for purchases and cash advances and paying off account balances over several months as opposed to convenience use, where the account holders prefer instead to pay off their entire account balance each month, thereby avoiding finance charges. Revenues related to finance charges and fees also depend on the types of charges and fees assessed by the Account Owners on the accounts in the Total Portfolio. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and other factors. Neither the Servicer nor any Account Owner nor any of their respective affiliates has any basis to predict how any future changes in the use of the accounts by account holders or in the terms of accounts may affect the revenue for the Total Portfolio.

Payment Rates

         The following table sets forth the highest and lowest account holder monthly payment rates for the Total Portfolio during any month in the period shown and the average account holder monthly payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. For the highest and lowest monthly payment rates, the numerator of the fraction is equal to all payments from account holders as posted to the accounts during the applicable month, and the denominator is equal to the aggregate amount of receivables billed to account holders during the prior month. For the monthly average payment rate, the numerator of the fraction is equal to all payments from account holders as posted to the accounts during the indicated period, divided by the number of months in the period, and the denominator is equal to the average of the month-end receivables balances for such period.

           Account Holder Monthly Payment Rates of the Total Portfolio

                                                           Year Ended December 31,
                                   -----------------------------------------------------------------------------
                                    2001              2000               1999              1998               1997
                                   -----             -----              -----             -----              -----
Lowest Month...................    16.81%            15.56%             14.26%            14.53%             12.99%
Highest Month..................    19.22%            17.22%             16.06%            15.33%             14.53%
Monthly Average................    18.19%            16.57%             15.32%            15.02%             13.68%

                                 THE RECEIVABLES

         The Receivables in the Trust Portfolio in the accounts, as of January 31, 2002, totaled $18,367,686,994, comprised of $17,872,936,491 of principal receivables and $494,750,503 of finance charge receivables.

         The following tables, together with the last paragraph of this section, summarize the Trust Portfolio by various criteria as of January 31, 2002. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily, indicative of the composition of the Trust Portfolio at any time subsequent to January 31, 2002.

                         Composition by Account Balance
                                 Trust Portfolio

                                                              Percentage of                                 Percentage of Total
     Account Balance                      Number of           Total Number            Receivables               Receivables
          Range                           Accounts             of Accounts            Outstanding               Outstanding
----------------------------------      -----------           ------------         ----------------         -------------------
Credit Balance ...................          174,458                 0.8%           $    (33,448,172)                (0.2)%
Zero Balance .....................       14,254,033                68.6                           0                  0.0
$1 - $1,000 ......................        2,871,462                13.8               1,002,953,513                  5.5
$1,001 - $5,000 ..................        2,344,396                11.3               5,799,198,249                 31.6
$5,001 - $10,000 .................          725,790                 3.5               5,106,783,472                 27.8
$10,001 - More ...................          413,267                 2.0               6,492,199,932                 35.3
                                         ----------               -----            ----------------                -----
         Total ...................       20,783,406               100.0%           $ 18,367,686,994                100.0%
                                         ==========               =====            ================                =====

                           Composition by Credit Limit
                                 Trust Portfolio

                                                              Percentage of                                Percentage of Total
     Credit Limit                         Number of           Total Number          Receivables                 Receivables
        Range                             Accounts             of Accounts          Outstanding                 Outstanding
----------------------------------      -----------           ------------        ----------------         -------------------
Less than $1,001 .................          1,714,004              8.2%            $   122,090,500                  0.7%
$1,001 - $5,000 ..................          5,558,908             26.7               2,059,626,871                 11.2
$5,001 - $10,000 .................          4,175,325             20.1               3,297,621,932                 18.0
$10,001 and Up ...................          3,230,345             15.5               7,526,733,247                 41.0
                                           ----------            -----             ---------------                -----
       Total (Optima) ............         14,678,582             70.6              13,006,072,550                 70.8

No Pre-Set Spending Limit
  (Sign & Travel) ................          6,104,824             29.4               5,361,614,444                 29.2
                                           ----------            -----             ---------------                -----
       Total .....................         20,783,406            100.0%            $18,367,686,994                100.0%
                                           ==========            =====             ===============                =====


                      Composition by Period of Delinquency
                                 Trust Portfolio


                                                              Percentage of                                 Percentage of Total
Period of Delinquency                     Number of           Total Number            Receivables               Receivables
(Days Contractually Delinquent)          Accounts             of Accounts            Outstanding               Outstanding
----------------------------------      -----------           ------------         ----------------         -------------------
Current to 30 Days...............        20,602,328                99.1%            $17,722,947,707                96.5%
31 to 60 Days....................            82,605                 0.4                 257,537,889                 1.4
61 to 90 Days....................            39,381                 0.2                 152,642,917                 0.8
91 or More Days..................            59,092                 0.3                 234,558,481                 1.3
                                         ----------               -----             ---------------               -----
     Total.......................        20,783,406               100.0%            $18,367,686,994               100.0%
                                         ==========               =====             ===============               =====

                           Composition by Account Age
                                 Trust Portfolio

                                                              Percentage of                                 Percentage of Total
                                         Number of            Total Number            Receivables               Receivables
    Account Age                           Accounts             of Accounts            Outstanding               Outstanding
----------------------------------      -----------           ------------         ----------------         -------------------
Not More than 12 Months...........         958,535                 4.6%              $ 587,557,068                  3.2%
12 Months to 17 Months............       1,088,864                 5.2               1,228,799,008                  6.7
18 Months to 23 Months............       1,805,788                 8.7               1,695,287,132                  9.2
24 Months to 35 Months............       2,595,366                12.5               2,874,978,146                 15.7
36 Months to 47 Months............       1,274,643                 6.1               1,239,775,676                  6.7
48 Months to 59 Months............       1,651,534                 7.9               1,447,597,841                  7.9
60 Months to 71 Months............       2,292,203                11.0               2,164,902,005                 11.8
72 Months and Greater.............       9,116,473                43.9               7,128,790,118                 38.8
                                         ---------               -----               -------------                -----
    Total.........................      20,783,406               100.0%            $18,367,686,994                100.0%
                                        ==========               =====              ==============                =====


         As of January 31, 2002, approximately 15.07%, 10.90%, 8.72%, 8.08% and
5.48% of the Receivables related to account holders having billing addresses in California, New York, Florida, Texas and New Jersey, respectively. Not more than 5% of the Receivables related to account holders having billing addresses in any other single state.

                                                                         ANNEX I

                                  OTHER SERIES

               The table below sets forth the principal characteristics of all other series issued by the trust and currently outstanding. For more specific information with respect to the Series listed below, any prospective investor should contact American Express Centurion Bank at (801) 565-5023. Centurion will provide, without charge, to any prospective purchaser of the Series 2002-1 Certificates, a copy of the Prospectus Supplement for any series listed below.


                                                           Series 1997-1
Initial Invested Amount............................................................................................$1,000,000,000
Class A Initial Invested Amount......................................................................................$865,000,000
Class A Certificate Rate..........................................................................................6.40% per annum
Class B Initial Invested Amount.......................................................................................$60,000,000
Class B Certificate Rate..........................................................................................6.55% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$77,083,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..............................September 1, 2001
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$75,000,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date......................................................................September 2002 Distribution Date
Series Issuance Date..............................................................................................August 28, 1997
Principal Sharing Series  ....................................................................................................Yes
Excess Allocation Series .....................................................................................................Yes
Group.....................................................................................................................Group I

                                                           Series 1998-1
Initial Invested Amount............................................................................................$1,000,000,000
Class A Initial Invested Amount......................................................................................$825,000,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.09% per annum
Class B Initial Invested Amount.......................................................................................$80,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.25% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$75,416,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)...................................June 1, 2002
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$95,000,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date...........................................................................June 2003 Distribution Date
Series Issuance Date................................................................................................June 23, 1998
Principal Sharing Series  ....................................................................................................Yes
Excess Allocation Series .....................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 1999-1
Initial Invested Amount............................................................................................$1,000,000,000
Class A Initial Invested Amount......................................................................................$865,000,000
Class A Certificate Rate..........................................................................................5.60% per annum
Class B Initial Invested Amount.......................................................................................$60,000,000
Class B Certificate Rate..........................................................................................5.85% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$77,083,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..................................April 1, 2003
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$75,000,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date..........................................................................April 2004 Distribution Date
Series Issuance Date...............................................................................................April 21, 1999
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group.....................................................................................................................Group I

                                                           Series 1999-2
Initial Invested Amount..............................................................................................$500,000,000
Class A Initial Invested Amount......................................................................................$432,500,000
Class A Certificate Rate..........................................................................................5.95% per annum
Class B Initial Invested Amount.......................................................................................$30,000,000
Class B Certificate Rate..........................................................................................6.10% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$38,541,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................................May 1, 2003
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$37,500,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date............................................................................May 2004 Distribution Date
Series Issuance Date.................................................................................................May 19, 1999
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group.....................................................................................................................Group I

                                                           Series 1999-3
Initial Invested Amount............................................................................................$1,000,000,000
Class A Initial Invested Amount......................................................................................$825,000,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.14% per annum
Class B Initial Invested Amount.......................................................................................$80,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.34% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$75,416,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................................May 1, 2003
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$95,000,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date............................................................................May 2004 Distribution Date
Series Issuance Date.................................................................................................May 19, 1999
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 1999-4
Initial Invested Amount..............................................................................................$500,000,000
Class A Initial Invested Amount......................................................................................$412,500,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.17% per annum
Class B Initial Invested Amount.......................................................................................$40,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.42% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$37,708,333.33
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)...................................July 1, 2001
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$47,500,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date...........................................................................July 2002 Distribution Date
Series Issuance Date..............................................................................................August 17, 1999
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 1999-5
Initial Invested Amount..............................................................................................$500,000,000
Class A Initial Invested Amount......................................................................................$412,500,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.24% per annum
Class B Initial Invested Amount.......................................................................................$40,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.48% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$37,708,333.33
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)...................................July 1, 2003
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$47,500,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date...........................................................................July 2004 Distribution Date
Series Issuance Date..............................................................................................August 17, 1999
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 1999-6
Initial Invested Amount..............................................................................................$500,000,000
Class A Initial Invested Amount......................................................................................$412,500,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.20% per annum
Class B Initial Invested Amount.......................................................................................$40,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.43% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$37,708,333.33
Approximate Commencement of Controlled Accumulation Period (subject to adjustment).................................August 1, 2001
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$47,500,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date.........................................................................August 2002 Distribution Date
Series Issuance Date...........................................................................................September 16, 1999
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2000-1
Initial Invested Amount..............................................................................................$500,000,000
Class A Initial Invested Amount......................................................................................$432,500,000
Class A Certificate Rate......................................................................................... 7.20% per annum
Class B Initial Invested Amount.......................................................................................$30,000,000
Class B Certificate Rate......................................................................................... 7.40% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$38,541,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)...............................February 1, 2004
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$37,500,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date.......................................................................February 2005 Distribution Date
Series Issuance Date............................................................................................February 16, 2000
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group.....................................................................................................................Group I

                                                           Series 2000-2
Initial Invested Amount..............................................................................................$500,000,000
Class A Initial Invested Amount......................................................................................$412,500,000
Class A Certificate Rate....................................................................One-Month LIBOR plus 0.165% per annum
Class B Initial Invested Amount.......................................................................................$40,000,000
Class B Certificate Rate....................................................................One-Month LIBOR plus 0.350% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$37,708,333.33
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)...............................February 1, 2004
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$47,500,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date.......................................................................February 2005 Distribution Date
Series Issuance Date............................................................................................February 16, 2000
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2000-3
Initial Invested Amount............................................................................................$1,000,000,000
Class A Initial Invested Amount......................................................................................$825,000,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.16% per annum
Class B Initial Invested Amount.......................................................................................$80,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.35% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$75,416,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..................................April 1, 2004
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$95,000,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date..........................................................................April 2005 Distribution Date
Series Issuance Date..................................................................................................May 3, 2000
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2000-4
Initial Invested Amount............................................................................................$1,212,122,000
Class A Initial Invested Amount....................................................................................$1,000,000,000
Class A Certificate Rate..................................................................Three-Month LIBOR plus 0.125% per annum
Class B Initial Invested Amount.......................................................................................$96,970,000
Class B Certificate Rate...................................................................Three-Month LIBOR plus 0.35% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$91,414,166.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..............................September 1, 2004
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount...................................................................................$115,152,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date......................................................................September 2005 Distribution Date
Series Issuance Date................................................................................................June 22, 2000
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2000-5
Initial Invested Amount..............................................................................................$787,878,000
Class A Initial Invested Amount......................................................................................$650,000,000
Class A Certificate Rate....................................................................One-Month LIBOR plus 0.140% per annum
Class B Initial Invested Amount.......................................................................................$63,030,000
Class B Certificate Rate....................................................................One-Month LIBOR plus 0.380% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$59,419,166.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..............................September 1, 2004
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$74,848,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date......................................................................September 2005 Distribution Date
Series Issuance Date...........................................................................................September 15, 2000
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2001-1
Initial Invested Amount..............................................................................................$750,000,000
Class A Initial Invested Amount......................................................................................$618,750,000
Class A Certificate Rate....................................................................One-Month LIBOR plus 0.140% per annum
Class B Initial Invested Amount.......................................................................................$60,000,000
Class B Certificate Rate....................................................................One-Month LIBOR plus 0.420% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$56,562,500.00
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)...............................February 1, 2005
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$71,250,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date.......................................................................February 2006 Distribution Date
Series Issuance Date............................................................................................February 23, 2001
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2001-2
Initial Invested Amount..............................................................................................$250,000,000
Class A Initial Invested Amount......................................................................................$216,250,000
Class A Certificate Rate..........................................................................................5.53% per annum
Class B Initial Invested Amount.......................................................................................$15,000,000
Class B Certificate Rate..........................................................................................5.83% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$19,270,833.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..................................March 1, 2005
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$18,750,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date..........................................................................March 2006 Distribution Date
Series Issuance Date...............................................................................................March 23, 2001
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group.....................................................................................................................Group I

                                                           Series 2001-3
Initial Invested Amount..............................................................................................$750,000,000
Class A Initial Invested Amount......................................................................................$618,750,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.13% per annum
Class B Initial Invested Amount.......................................................................................$60,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.38% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$56,562,500.00
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..................................March 1, 2005
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$71,250,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date..........................................................................March 2006 Distribution Date
Series Issuance Date................................................................................................April 3, 2001
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2001-4
Initial Invested Amount..............................................................................................$725,000,000
Class A Initial Invested Amount......................................................................................$598,125,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.13% per annum
Class B Initial Invested Amount.......................................................................................$58,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.38% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$54,677,083.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..................................April 1, 2005
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$68,875,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date..........................................................................April 2006 Distribution Date
Series Issuance Date...............................................................................................April 19, 2001
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2001-5
Initial Invested Amount..............................................................................................$500,000,000
Class A Initial Invested Amount......................................................................................$412,500,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.18% per annum
Class B Initial Invested Amount.......................................................................................$40,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.45% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$37,708,333.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)..................................April 1, 2007
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$47,500,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date..........................................................................April 2008 Distribution Date
Series Issuance Date..................................................................................................May 9, 2001
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                           Series 2001-6
Initial Invested Amount..............................................................................................$700,000,000
Class A Initial Invested Amount......................................................................................$577,500,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.12% per annum
Class B Initial Invested Amount.......................................................................................$56,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.35% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$52,791,666.67
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)....................................May 1, 2005
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$66,500,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date............................................................................May 2006 Distribution Date
Series Issuance Date................................................................................................June 12, 2001
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group....................................................................................................................Group II

                                                            Series 2001-7
Initial Invested Amount..............................................................................................$650,000,000
Class A Initial Invested Amount......................................................................................$536,250,000
Class A Certificate Rate.....................................................................One-Month LIBOR plus 0.12% per annum
Class B Initial Invested Amount.......................................................................................$52,000,000
Class B Certificate Rate.....................................................................One-Month LIBOR plus 0.36% per annum
Controlled Accumulation Amount (subject to adjustment).............................................................$49,020,833.34
Approximate Commencement of Controlled Accumulation Period (subject to adjustment)...................................July 1, 2005
Annual Servicing Fee Percentage....................................................................................2.0% per annum
Collateral Initial Invested Amount....................................................................................$61,750,000
Enhancement for the Class A and Class B Certificates...................................................Collateral Invested Amount
Other enhancement for the Class A Certificates..........................................Subordination of the Class B Certificates
Expected Final Payment Date...........................................................................July 2006 Distribution Date
Series Issuance Date..............................................................................................August 21, 2001
Principal Sharing Series......................................................................................................Yes
Excess Allocation Series......................................................................................................Yes
Group................................................................................................................... Group II